UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Volumetric Fund, Inc.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

845-623-7637 / 800-541-FUND

Dear Shareholder:                                          April 3, 2024

It is our pleasure to invite you to participate in the 2024 Annual Meeting of Shareholders (the “Meeting”) on Wednesday, May 15, 2024, at 7:30 pm. (EDT). The Meeting will be held at the La Terrazza Restaurant, 291 South Main Street, New City, New York 10956. Coffee and dessert will be served. The Meeting is only for current Volumetric Fund, Inc. (“Fund”) shareholders.

Shareholders that are interested in attending the Meeting must indicate this on their proxy voting form so you may be placed on the list of attendees.

At the Meeting, we will report on Volumetric Fund Inc.’s 2024 performance. In addition, as described in the accompanying Notice and Proxy Statement, you will be asked to: (i) elect nine directors, and (ii) ratify the appointment of Cohen & Company Ltd., as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2024.

A proxy is enclosed with the notice of Meeting and the proxy statement. The vote of every shareholder is important. Therefore, regardless of whether or not you plan to participate in the Meeting, we would appreciate that you sign, date and return the proxy ballot to us promptly in the enclosed envelope. Shareholders also have the option to vote by internet at www.proxypush.com/VOLMX or phone by calling toll-free 866-460-4704. Any questions, you may have for the Meeting, should be written on the proxy ballot that is returned to Volumetric Fund, Inc. In addition, please indicate on the proxy ballot if you plan to attend.

We hope to see you at the Meeting,

Sincerely,

Jeffrey M. Gibs

Chief Executive Officer and President

VOLUMETRIC FUND, INC.

Notice of Annual Meeting of Shareholders

May 15, 2024

The Annual Meeting of Shareholders (the “Meeting”) of Volumetric Fund, Inc., a New York Corporation, will be held on Wednesday, May 15, 2024, at 7:30 pm (EDT), at the La Terrazza Restaurant, 291 South Main Street, New City, New York 10956, for the following purposes:

1.to elect nine directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;

2.to ratify the Board of Director’s selection of the firm Cohen & Company, Ltd. as the independent registered accounting firm of the Fund for the fiscal year ending December 31, 2024; and

3.to transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on Tuesday, April 2, 2024, will be entitled to receive this notice and to vote at the Meeting.

By Order of the Board of Directors

Pearl River, New YorkJeffrey M. GibsVincent D. Arscott

April 3, 2024Chief Executive Officer and PresidentVice President

SHAREHOLDERS ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY THAT IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE USE THE ENCLOSED PREPAID ENVELOPE IN RETURNING YOUR PROXY.

VOLUMETRIC FUND, INC.

87 Violet Drive

Pearl River, New York 10965

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 15, 2024

The accompanying proxy is solicited by the Board of Directors of Volumetric Fund, Inc. (the “Fund”) for use at the Annual Meeting of Shareholders (the “Meeting”) to be held on May 15, 2024, and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting and at any adjournments thereof. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the Meeting of a shareholder who has signed the proxy does not alone revoke the proxy. The proxy may be revoked by a later dated proxy or notice to the Secretary at the Meeting.

At the Meeting, shareholders will be asked:

1.to elect nine (9) directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;

2.to ratify the Board of Director’s selection of Cohen & Company Ltd., as the independent registered accounting firm of the Fund for the fiscal year ending December 31, 2024; and

3.to transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business day on Tuesday, April 2, 2024 (“Record Date”), will be entitled to vote at the Meeting. Each share of stock is entitled to one vote. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about April 9, 2024.

At the close of business day on the Record Date, the Fund had 1,638,819.004 shares of common stock outstanding.

The Fund will furnish, without charge, a copy of the Annual Report and/or Semi-Annual Report to shareholders, upon request by writing to: Volumetric Fund, Inc., 87 Violet Drive, Pearl River, New York 10965; phone: 800-541-FUND; or email: info@volumetric.com. The reports are also available on the Fund’s website: www.volumetric.com.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON EACH PROPOSAL.

1.ELECTION OF DIRECTORS

The Board of Directors (collectively the “Directors”) recommends that nine nominees for director to be elected at the Meeting, each to hold office until next year’s annual meeting and until the election and qualification of a successor. The election of directors requires the affirmative vote of the holders of a plurality of the Common Stock voting at the Meeting. It is intended that proxies in the accompanying form which do not withhold authority to vote for any or all the nominees will be voted for the election of directors named on the following pages. Should any nominee become unable or unwilling to serve as a director, the proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees who are not candidates. The Board of Directors has no reason to believe that any nominee will be unavailable for election when the election occurs.

Directors who are not "interested persons" (as that term is defined in the 1940 Act) (the “Independent Directors”) of Volumetric Advisers, Inc. (the “Adviser”), 87 Violet Drive, Pearl River, NY 10965, receive a fee for each Board or committee meeting the Independent Directors attend. Independent Directors receive a meeting fee of $250 for each board and committee meeting they attend. However, Independent Directors receive an additional $160 for attending the Annual Shareholder Meeting. The Chair of each Committee receives $375 per meeting. The Financial Expert receives an annual fee of $1,200. Directors’ fees had no effect on the Fund’s expenses and expense ratio since all Directors’ fees were paid by the Adviser. The full Board of Directors met four times and the Independent Directors met four times during the year ended December 31, 2023. In addition, the Audit Committee met twice, and the Governance & Nominating Committee met once during the year ended December 31, 2023. There were no “special” meetings.

Nominated Directors, as a group, beneficially owned 91,016.814 shares or 5.55% of the outstanding shares of the Fund on the Record Date. This includes shares beneficially owned by spouses or joint accounts with spouses, also the Director’s custodian or trust accounts for their minors. In addition to the Directors, the Adviser, whose principal shareholder is The Agnes Gibs Revocable Trust dated 11/15/17, (Agnes Gibs is the Trustee) is the owner of 1.72% of the outstanding shares of the Fund.

The dollar range shareholdings of directors in the Fund, as of the Record Date, are shown in the following table. The following categories are used for the dollar ranges: over $100,000 is A; $50,001-$100,000 is B; $25,001-$50,000 is C; $10,001-$25,000 is D; $1-$10,000 is E.  The information for the nominated directors, including their age and occupation for the past 5 years, has been furnished to the Fund by the nominees. Nominees, who are “interested persons” of the Fund, as defined by the Investment Company Act of 1940, are indicated by an asterisk (“ * ”).

Name, Address** and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held by Director during Past Five Years
Interested Directors
Jeffrey M. Gibs* Age: 57 Holding Range: A	CEO, President, Portfolio Manager, Chief Compliance Officer and Director (7)	Annually since 2018	Chief Executive Officer since 2022, President and Portfolio Manager since 2016 (Titled Co-Portfolio Manager 2016 to 2021) and CCO since 2005. Mr. Gibs was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015. He had worked as a consultant to the Fund since 1989. Additionally, since 1988, Mr. Gibs has been employed in the financial services industry which included roles as Vice President and other management positions for several financial institutions. Jeffrey is President of Volumetric Advisers, Inc.	1	None
Irene J. Zawitkowski* mailto:Age: 71 Holding Range: A	Chair, Director (6)	Annually since 1978	Chair since 2018. CEO and Portfolio Manager from 2016 to 2022. Ms. Zawitkowski was President and Portfolio Co-manager from 2003 to 2016 and Executive Vice President of the Fund from inception of the Fund to 2003. Ms. Zawitkowski was also Executive Vice President of Volumetric Advisers, Inc. until 2022.	1	None
Independent Directors
Josef Haupl Age: 79 Holding Range: A	Director (1)	Annually since 2004	Engineering Consultant to the chemical industry, since 2002. Previously, Director of Technology of Lurgi PSI, an engineering and construction services company for the chemical industry.	1	None
Alexandre M. Olbrecht, PhD. Age 45 Holding Range: C	Director (3)	Annually since 2012	Professor of Economics, Anisfield School of Business at Ramapo College of New Jersey, since 2005. Executive Director of the Eastern Economic Association. He was elected by the Board as the Fund’s Vice Financial Expert.	1	None
Cornelius O’Sullivan Age 55 Holding Range: C	Director (3)	Annually since 2017	Proprietor of Neil T. O’Sullivan, CPA since 2009. Previously Partner, Cherian, O’Sullivan & Tatapudy, LLP, certified public accountants (“CPA”), since 2003. Mr. O’Sullivan started his accounting career with Ernst & Young, LLP certified public accountants.	1	None
Stephen J. Samitt Age: 82 Holding Range: A	Director (1)(4)	Annually since 1996	Stephen Samitt, CPA, LLC since 2008. Previously Principal, Briggs Bunting & Dougherty, LLP, a full-service public accounting firm since 1997. He was elected by the Board as the Fund’s Financial Expert.	1	None
Allan A. Samuels mailto:Age: 86 Holding Range: B	Director (2) (5)	Annually since 2007	CEO and President of Rockland Business Association (RBA) since 2001. He is also Board member of several non-profit and business organizations.	1	None

Name, Address** and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held by Director during Past Five Years
Raymond W. Sheridan Age: 73 Holding Range: A	Director (2)	Annually since 1995	President, Raymond Sheridan Financial, Inc., an insurance and financial services firm. Mr. Sheridan was Vice President and Treasurer of the Fund between 1997 and 2005.	1	None
Stacey S. Yanosy Age: 55 Holding Range: E	Director (3)	Annually since 2022	Member Development Officer at Affinity Federal Credit Union since 2019. Previously, she was a Banker at People’s United Bank (2017 to 2019) and Branch Manager at Palisades Federal Credit Union (2009 to 2017).	1	None

(1) Member of the Governance & Nominating Committee.; (2) Co-Chair of the Governance & Nominating Committee.; (3) Member of the Audit Committee.; (4) Chair of the Audit Committee. (5) Lead Independent Director. (6) Interested Director, former employee, and former owner of Volumetric Advisers Inc; (7) Interested Director, employee, and owner of Volumetric Advisers Inc.

** The address of each director is c/o Volumetric Fund, Inc., 87 Violet Drive, Pearl River, New York 10965.

Information About the Director Nominees

Jeffrey M. Gibs.  Mr. Gibs has served as Director of the Fund since 2018. Mr. Gibs also serves as Chief Executive Officer, President, Portfolio Manager and Chief Compliance Officer of the Fund and is President and a control person of the Adviser. Mr. Gibs has also previously served in a variety of other roles for the Fund, including as Executive Vice President, Vice President, and as a consultant. Mr. Gibs began his investment industry career in 1988 at Chase Manhattan Bank (now J.P. Morgan Chase) in the global custody area of the U.S. Private Banking Division. Mr. Gibs also worked at various investment firms, and most recently at US Bank (after they acquired AIS) as a Vice President of Hedge Fund Accounting and Operations. He attended Monmouth University, where he earned a B.S. degree in Business with concentration in Computer Systems. Mr. Gibs’ extensive experience in the investment industry, including as an employee of the Adviser, adds depth and understanding to the Board’s consideration of the Director's obligations to the Fund and shareholders.

Irene J. Zawitkowski.  Ms. Zawitkowski has served as a Director of the Fund since 1978 and has been the Chair of the Board, since 2018. She was the Chief Executive Officer (2016 to 2022) and Portfolio Manager (2003 to 2022) for the Fund. Ms. Zawitkowski has served in other various capacities since the Fund’s inception, including as President, Co-Portfolio Manager and Executive Vice President. Ms. Zawitkowski was Executive Vice President and a control person of the Adviser until 2022. Prior to her tenure with the Adviser and the Fund, Ms. Zawitkowski was an accounting supervisor for Lonza, Inc. She has a B.S. degree in Accounting and an MBA in Finance from Fairleigh Dickinson University. Ms. Zawitkowski’s experience in finance and portfolio management, including as an original employee of the Adviser, adds depth and understanding to the Board’s consideration of the Director's obligations to the Fund and shareholders.

Josef Haupl. Mr. Haupl has served as a Director of the Fund since 2004. He has worked as an Engineering Consultant in the chemical industry since 2002. Previously, Mr. Haupl was the Director of Technology for Lurgi PSI, an engineering and construction services company for the chemical industry. Mr. Haupl has been on the Board since 2004 and has significant knowledge of the Fund and Adviser. He earned his MBA, at Fairleigh Dickinson University, in 1997, and an Engineering Diploma (FH) at the State Engineering College in Aalen, Germany (1988).

Alexandre M. Olbrecht.  Dr. Olbrecht has served as a Director of the Fund since 2012 and is the Audit Committee Vice-Financial Expert. He is a Professor of Economics at Ramapo College of New Jersey, a position he has held since 2005. He is also the Executive Director of the Eastern Economic Association, a not-for-profit corporation whose object is to promote educational and scholarly exchange on economic affairs. Dr. Olbrecht has a B.S. from Lehigh University and a M.A. and Ph.D., from the State University of New York at Binghamton. Dr. Olbrecht’s experience in finance and economics, adds depth and understanding to the Board’s consideration of the Director's obligations to the Fund and shareholders.

Cornelius O’Sullivan.  Mr. O’Sullivan has served as a Director of the Fund since 2017. He is the proprietor for the public accounting firm of Neil T. O’Sullivan, a position he has held since 2009. Previously, Mr. O’Sullivan was a partner at the public accounting firm of Cherian, O’Sullivan & Tatapudy, LLP, and began his career as an accountant for Ernst & Young, LLP.  Mr. O’Sullivan received a B.S. in accounting from Manhattan College in 1990 and has been a licensed CPA since 1996. Mr. O’Sullivan’s knowledge and experience as a certified public accountant (“CPA”) brings unique tax and financial expertise to the Board.

Stephen J. Samitt.  Mr. Samitt has served as a Director of the Fund since 1996 and is Chair of the Audit Committee. Mr. Samitt is a principal at the accounting and tax firm of Stephen Samitt, CPA, LLC, a position he has held since 2008. Previously he was a principal at the public accounting firm of Briggs Bunting & Dougherty, LLP, and a Partner at the full-service accounting firm of Tait, Weller & Baker. His knowledge and experience as a CPA, which includes working with the mutual fund industry, brings a unique tax and financial expertise to the Board and is designated the Fund’s financial expert.

Allan A. Samuels.  Mr. Samuels has served as a Director of the Fund since 2007 and is Co-Chair of the Governance & Nominating Committee. He is the President and CEO of Rockland Business Association, a non-profit organization. He has significant board member experience as a director for several non-profit and business organizations. Mr. Samuels’s experience in growing businesses and as a community leader, adds depth and understanding to the Board’s consideration of the Director's obligations to the Fund and shareholders.

Raymond W. Sheridan.  Mr. Sheridan has served as a Director of the Fund since 1995 and is Co-Chair of the Governance & Nominating Committee. He is the President of Raymond Sheridan Financial, Inc., an insurance and financial services firm. Previously, Mr. Sheridan was Vice President and Treasurer of the Fund between 1997 and 2005. Mr. Sheridan’s experience in financial services and his knowledge and understanding about the Fund and the Adviser, adds depth and understanding to the Board’s consideration of the Director's obligations to the Fund and shareholders. He graduated with a Business Administration degree from Pace University in 1973.

Stacey S. Yanosy.  Ms. Yanosy has served as a Director of the Fund since 2022. Ms. Yanosy is the Member Development Officer at Affinity Federal Credit Union, a position she has held since 2019, Previously, she was a Banker at People’s United Bank (2017 to 2019) and the Branch Manager at Palisades Federal Credit Union (2009 to 2017). Ms. Yanosy brings over 20 years of finance and banking industry experience to the Funds Board. She received a B.A. in Economics from Penn State University. Ms. Yanosy’s experience in financial services and banking, adds depth and understanding to the Board’s consideration of the Director's obligations to the Fund and shareholders.

Board Committees

The Board has an Audit Committee and a Governance & Nominating Committee, each consisting entirely of Independent Directors.

The Audit Committee includes four Independent Directors: (i) Stephen Samitt (Chair and the Audit Committee’s Financial Expert), (ii) Alexandre Olbrecht, (Audit Committee’s Vice-Financial Expert) (iii) Cornelius O’Sullivan and (iv) Stacey Yanosy. The Audit Committee is primarily responsible for recommending the selection of the independent registered public accounting firm to the Board; receiving, reviewing, and keeping the Board informed about the shareholder reports, including the annual shareholder report; and such other matters that may warrant attention.

The Governance & Nominating Committee includes four Independent Directors: (i) Allan Samuels (Co-Chair), (ii) Raymond Sheridan (Co-Chair), (iii) Stephen Samitt and (iv) Josef Haupl. The Governance & Nominating Committee is primarily responsible for the oversight of the Board of Directors and making Director nominations to the Board.

2.INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Volumetric Fund, Inc.’s Board of Directors who are not “interested persons” have unanimously appointed Cohen & Company, Ltd. (“Cohen”), 1835 Market Street, Philadelphia, PA 19103, as its independent registered public accounting firm for the fiscal year ending December 31, 2024. Cohen was the independent registered public accounting firm for the Fund for the year 2023. BBD, LLP (“BBD”) was the previous independent registered public accounting firm for the Fund for year 2022. In March 2023, the division of BBD which serviced the Fund was acquired by Cohen & Company. Cohen & Company and its predecessor BBD have no direct or indirect interest in the Fund other than as its independent accountants. This appointment will be submitted to shareholders at the meeting for ratification. Representatives of Cohen & Company may not be in attendance at the Meeting but, will be available, as necessary, to answer questions from shareholders present at the Meeting.

Fees of Independent Registered Public Accountants

The following table presents the fees for professional services rendered by Cohen & Company, and BBD, LLP, the predecessor to Cohen & Company, for the fiscal years ended December 31, 2023, and December 31, 2022.

Fee Category	2023 Fees	2022 Fees
Audit fees	$ 16,000	$ 16,000
Audit-related fees	0	0
Tax fees	2,500	2,500
All other fees	0	0
Total fees	$ 18,500	$ 18,500

Audit-related fees are out-of-pocket costs incurred in connection with the performance of the audit. Tax fees are fees billed for professional services rendered for tax compliance, tax advice and tax planning. The Board of Directors does not consider the provision of the services described above by Cohen and BBD, LLP to be incompatible with the maintenance of the firm’s independence.

The Board of Directors pre-approves all audit and permissible non-audit services rendered to the Fund. Pre-approval by the Board of Directors of the services provided under the categories reported above was not waived under provisions contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No audit work was performed by persons other than full-time permanent employees of Cohen and BBD, LLP.

No non-audit fees were billed by Cohen and BBD, LLP for services rendered to the Fund. The Fund does not retain the services of an outside investment adviser and has not retained such services during the last two fiscal years. As a result, the Board of Directors has not been required to consider whether non-audit services were rendered to such an investment adviser or any entity controlling, controlled by or under common control with such investment adviser.

3.OTHER MATTERS

OPERATION OF THE FUND

Volumetric Fund, Inc., a New York corporation, is registered with the Securities and Exchange Commission ("SEC") as an open-end diversified mutual fund. The Fund was incorporated under the laws of the State of New York on July 25, 1986, and has been open to the general public since September 3, 1987. The Fund's principal office is located at 87 Violet Drive, Pearl River, New York 10965, and its phone number is (845)-623-7637. The Board of Directors supervises the business activities of the Fund. The Fund retains various organizations to perform specialized services. The Fund retains Volumetric Advisers, Inc.  located at 87 Violet Drive, Pearl River, New York 10965, as the investment adviser to the Fund.  Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is the principal distributor and underwriter for the Fund. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves in the capacity as transfer agent, fund accountant and dividend paying agent for the Fund.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the Fund. There are no controlling persons as of the Record Date that own or control more than 25% of the shares outstanding of the Fund.

The following table shows the only persons known to own beneficially (as determined in accordance with Rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of the Fund as of the Record Date.

Name and Address	% Ownership	Type of Ownership
Interactive Brokers LLC 2 Pickwick Plaza, Greenwich, CT 06830 M. Moshier 87 Violet Driver, Pearl River, NY 10965	7.56% 8.33%	Record Record

Management ownership, as of the Record Date, includes directors and their immediate family members, such as their spouses and minors, beneficially owned 167,164.674 shares or 10.20% of the outstanding shares of the Fund. The Agnes Gibs Revocable Trust dated 11/15/17 is a controlling person of the Adviser. Agnes Gibs is the trustee of The Agnes Gibs Revocable Trust dated 11/15/17.

FINANCIAL STATEMENTS

The Financial Statements of the Fund are not set forth in the proxy statement, since they were included in the Annual Report of the Fund for fiscal year ended December 31, 2023, which has been sent to all shareholders. The cost of preparing, assembling, and mailing this proxy statement will be paid by the Adviser. A free copy of the Fund’s Annual Report will be provided by contacting the Fund by: mail Volumetric Fund, Inc., 87 Violet Drive, Pearl River, New York 10965; calling 800-541-3863; visiting our website: www.volumetric.com or sending an email request to: info@volumetric.com.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON EACH PROPOSAL. The Board of Directors knows of no other matter to be brought before this Meeting. However, if other matters should come before the Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment in such matters.

Shareholders may submit questions to be addressed at the Meeting. Any question should be written on the indicated section of the Proxy Election Ballot Form and returned to Proxy Tabulator, PO Box 8035, Cary NC 27512-9916.

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www.proxypush.com/VOLMX

Dear Shareholder,

Volumetric Fund, Inc. will hold its Annual Meeting of Shareholders on May 15, 2024 at 7:30 p.m. Eastern Time at the La Terrazza Restaurant, 291 South Main Street, New City, New York 10956.

Vote online by clicking on the following link:

http://www.proxypush.com/VOLMX

Your Voting Control Number is: XXXXXXXXXXXX

Your vote is important. Please vote today!

Thank you.

* Please do not reply to this e-mail. This e-mail is for informational purposes only.

PO BOX 8035, CARY, NC 27512

**YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:**

**INTERNET: www.proxypush.com/VOLMX**
- Cast your vote online.
- Have your Proxy Card ready.
- Follow the simple instructions to record your vote.

**PHONE: 1-866-460-4704**
- Use any touch-tone telephone, 24 hours a day, 7 days a week.
- Have your Proxy Card ready.
- Follow the simple recorded instructions.

**MAIL**
- Mark, sign and date your Proxy Card.
- Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

⇩ **Please fold here—Do not separate** ⇩

**VOLUMETRIC FUND, INC.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**
**ANNUAL MEETING OF SHAREHOLDERS – May 15, 2024**

The undersigned shareholder hereby appoints Jeffrey Gibs and Vincent Arscott as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of the Volumetric Fund, Inc. ("Fund"), to be held on Wednesday, May 15, 2024 at 7:30 p.m., Eastern Time, will be held at the La Terrazza Restaurant, 291 South Main Street, New City, New York 10956 (the "Meeting") and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting.

**The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.**

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

Scan code for mobile voting

**PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE**

PX-VOLMX v3

## EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

## Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of Volumetric Fund, to be held on May 15, 2024:

## The Proxy Statement for this Meeting and the accompanying Notice of Annual Meeting of Shareholders and the form of proxy card are available at www.proxypush.com/VOLMX

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

**TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■**

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS.**

**Nominees:**

| | FOR | WITHHOLD |
|---|---|---|
| (01) Jeffrey M. Gibs | ☐ | ☐ |
| (02) Irene J. Zawitkowski | ☐ | ☐ |
| (03) Josef Haupl | ☐ | ☐ |
| (04) Alexander M. Olbrecht, PhD. | ☐ | ☐ |
| (05) Cornelius O'Sullivan | ☐ | ☐ |
| (06) Stephen J. Samitt | ☐ | ☐ |
| (07) Allan A. Samuels | ☐ | ☐ |
| (08) Raymond W. Sheridan | ☐ | ☐ |
| (09) Stacey S. Yanosy | ☐ | ☐ |

**Please check the box if attending the meeting.** ☐

**Questions for the Annual Meeting**

(can only be submitted by mailing this card in the enclosed return envelope)

______________________________

______________________________

______________________________

______________________________

______________________________

**PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE**

PX-VOLMX v3